UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 10, 2026
Cycurion, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)
Registrant’s telephone number, including area code: (888) 341-6680
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 10, 2026, Cycurion, Inc. (the “Company”) received a Staff Determination Letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has determined to delist the Company’s common stock from Nasdaq.
As set forth in the Letter states, the closing bid price of the Company’s common stock was below the $1.00 per share minimum required for continued listing for the 31 consecutive business days from May 26, 2026 through July 9, 2026. Nasdaq determined that the Company does not comply with Nasdaq Listing Rule 5550(a)(1), which requires listed securities to maintain a minimum bid price of $1.00 per share. Because the Company effected a 1-for-30 reverse stock split on October 27, 2025, Nasdaq further determined that the Company is not eligible for the customary 180-calendar day compliance period under Nasdaq Listing Rule 5810(c)(3)(A)(iv), which applies when an issuer has effected a reverse stock split within the prior one-year period, and absent a timely hearing request, trading in the Company’s securities is expected to be suspended at the opening of business on July 21, 2026.
The Company plans to timely request a hearing before the Nasdaq Hearings Panel before the July 17, 2026 deadline set forth in the determination letter. A timely hearing request will stay the suspension of the Company's securities and the filing of a Form 25-NSE pending the Panel's decision. The Company’s common stock will remain listed and continue trading on Nasdaq during the appeal process and pending a final determination by the Hearings Panel.
There can be no assurance that the Hearings Panel will grant the Company’s request for continued listing or that the Company will ultimately regain compliance with all applicable Nasdaq listing requirements or that the Company’s shares of common stock will remain listed on Nasdaq following the hearing.
Item 7.01 Regulation FD Disclosure.
On July 16, 2026, the Company issued a press release regarding the receipt of the Letter described in Item 3.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits:

Exhibit No.	Description
99.1	Press Release dated July 16, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	July 16, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer
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